Exhibit 99.1

LeMaitre Q3 2025 Financial Results

BURLINGTON, MA, November 6, 2025 – LeMaitre Vascular, Inc. (Nasdaq: LMAT), a provider of vascular devices, implants, and services, today reported Q3 2025 results, announced a quarterly dividend of $0.20/share, and provided guidance.

Q3 2025 results include a non-recurring benefit from the Employee Retention Tax Credit. Non-GAAP adjusted figures exclude this benefit. A reconciliation of GAAP to non-GAAP results is included.

Q3 2025:

•	Sales $61.0mm, +11% (+12% organic)

•	Gross margin 75.3% (+750 bps), adjusted 70.8% (+300 bps)

•	Op. income $20.3mm (+54%), adjusted $16.9mm (+29%)

•	Op. margin 33%, adjusted 28%

•	Diluted EPS $0.75 (+54%), adjusted $0.62 (+27%)

•	Cash up $23.6mm sequentially to $343.1mm

Grafts (+23%) and Shunts (+18%) drove Q3 sales growth. Artegraft (+33%) growth accelerated due to the international launch. EMEA sales increased 18%, Americas 10%, and APAC 4%.

Adjusted gross margin of 70.8% (vs. 67.8% in Q3 2024) increased due to higher average selling prices and manufacturing efficiencies. Adjusted operating income of $16.9mm (+29%) benefited from moderating operating expenses. Headcount was 633 at 9/30/2025 vs. 637 at 9/30/2024.

Chairman/CEO George LeMaitre said, “2025 is shaping up to be another year of healthy sales and profit growth, and Artegraft’s international launch is ahead of plan. We continue to make investments in our sales force, new international offices, and regulatory approvals. We have increased our bottom-line guidance.”

Business Outlook

	Q4 2025 Guidance	Full Year Guidance
Sales	$61.8mm - $63.8mm (Mid: $62.8mm, +13%, +13% Org.)	$247mm - $249mm (Mid: $248mm, +13%, +13% Org.)
Gross Margin	71.2%	71.4% (Adjusted: 70.3%)
Op. Income	$17.3mm - $18.7mm (Mid: $18.0mm, +40%)	$66.4mm - $67.8mm (Mid: $67.1mm, +28%) (Adjusted Mid: $63.7mm, +22%)
Op. Margin (Mid)	29%	27% (Adjusted: 26%)
EPS	$0.64 - $0.69 (Mid: $0.67, +36%)	$2.48 - $2.53 (Mid: $2.51, +30%) (Adjusted Mid: $2.37, +22%)

Quarterly Dividend

On October 27, 2025, the Company’s Board of Directors approved a quarterly dividend of $0.20/share of common stock. The dividend will be paid on December 4, 2025, to stockholders of record on November 20, 2025.

Share Repurchase Program

On February 18, 2025, the Company’s Board of Directors authorized the repurchase of up to $75.0mm of the Company’s common stock. The repurchase program may be suspended or discontinued at any time and will conclude on February 17, 2026, unless extended by the Board.

Conference Call Reminder

Management will conduct a conference call at 5:00pm ET today. The conference call will be broadcast live over the Internet. Individuals interested in listening to the webcast can log on to the Company’s website at www.lemaitre.com/investor. Access to the live call is available by registering online here. All registrants will receive dial-in information and a PIN allowing them to access the live call. The audio webcast can also be accessed live or via replay through a webcast at www.lemaitre.com/investor. For individuals unable to join the live conference call, a replay will be available on the Company’s website.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

About LeMaitre

LeMaitre is a provider of devices, implants, and services for the treatment of peripheral vascular disease, a condition that affects more than 200 million people worldwide. The Company develops, manufactures, and markets disposable and implantable vascular devices to address the needs of its core customer, the vascular surgeon.

LeMaitre is a registered trademark of LeMaitre Vascular, Inc. This press release may include other trademarks and trade names of the Company.

For more information about the Company, please visit www.lemaitre.com.

Use of Non-GAAP Financial Measures

LeMaitre management believes that in order to better understand the Company’s short- and long-term financial trends, investors may wish to consider certain non-GAAP financial measures as a supplement to financial performance measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and do not have standardized meanings. These non-GAAP measures result from facts and circumstances that may vary in frequency and/or impact on continuing operations. Non-GAAP measures should be considered in addition to, and not as a substitute for, GAAP financial performance measures. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported non-GAAP sales growth percentages after adjusting for the impact of foreign currency exchange, business development transactions, and/or other events. The Company refers to the calculation of non-GAAP sales growth percentages as “organic.” The Company analyzes non-GAAP sales on a constant currency basis, net of acquisitions and other non-recurring events. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, divestitures, product discontinuations, factory closures, and other strategic transactions are episodic in nature and are highly variable to the reported sales results, the Company believes that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to management. Additionally, the Company has provided figures for adjusted gross margin, adjusted operating income, adjusted operating margin and adjusted EPS in this press release. Management believes that use of these non-GAAP profitability metrics allows the Company to better measure the comparability of results between periods. The Company believes that the presentation of guidance described above for sales, operating income, and EPS provides an alternative and meaningful view of the Company’s profitability.

Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures set forth in the tables captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

Forward-Looking Statements

The Company’s current financial results, as discussed in this release, are preliminary and unaudited, and subject to adjustment. This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding the Company’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results expected, including, but not limited to, competition from other medical device companies and alternative medical technologies; our ability to source, acquire, and integrate acquisitions; our ability to increase the selling prices of our products; our ability to maintain historic levels of profit growth; our dependence on sole- or limited-source suppliers; our implementation of our new enterprise resource planning system; disruptions to our information technology systems or breaches of our information security systems; our ability to engage sales call points other than vascular surgeons; our ability to procure, process, and preserve human tissue and comply with relevant regulatory requirements; the impact of a disruption in our manufacturing facilities; our ability to navigate the risks inherent in operating internationally; our ability to transition to direct sales models in certain international territories; the status of our regulatory approvals and compliance with regulatory requirements to market and sell our products both domestically and internationally; the occurrence of litigation relating to product liability, employment matters, intellectual property, contract disputes, and other commercial matters; the occurrence of product defects or recalls; our ability to service and repurchase our debt; the dilutive effect of a conversion of our debt; our ability to navigate executive officer transitions and retain key personnel; our ability to protect our intellectual property; volatility in the price of our common stock; and other risks and uncertainties included under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, which are all available on the Company’s investor relations website at http://www.lemaitre.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

CONTACT:

Gregory Manker

Director of Business Development and Investor Relations

+1 781-362-1260 x 419

gmanker@lemaitre.com

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

CONDENSED CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	September 30, 2025	December 31, 2024
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$25,494	$25,610
Short-term marketable securities	317,561	274,112
Accounts receivable, net	32,416	30,063
Inventory and other deferred costs	70,793	64,927
Prepaid expenses and other current assets	5,761	7,480

Total current assets	452,025	402,192
Property and equipment, net	26,464	24,800
Right-of-use leased assets	16,040	16,768
Goodwill	65,945	65,945
Other intangibles, net	31,711	35,819
Deferred tax assets	854	1,425
Other assets	5,030	4,868

Total assets	$598,069	$551,817

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,465	$1,761
Accrued expenses	26,933	24,732
Acquisition-related obligations	95	1,433
Lease liabilities - short-term	2,794	2,681

Total current liabilities	33,287	30,607
Convertible senior notes, net	168,424	167,772
Lease liabilities - long-term	14,414	15,232
Deferred tax liabilities	2,088	85
Other long-term liabilities	933	831

Total liabilities	219,146	214,527
Stockholders’ equity
Common stock	243	242
Additional paid-in capital	224,145	213,760
Retained earnings	173,670	145,090
Accumulated other comprehensive loss	(2,912)	(6,184)
Treasury stock	(16,223)	(15,618)

Total stockholders’ equity	378,923	337,290

Total liabilities and stockholders’ equity	$598,069	$551,817

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	For the three months ended		For the nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net sales	$61,046	$54,819	$185,149	$164,146
Cost of sales	15,091	17,641	52,800	51,835

Gross profit	45,955	37,178	132,349	112,311
Operating expenses:
Sales and marketing	11,923	11,441	41,030	34,111
General and administrative	10,750	8,933	31,633	26,766
Research and development	2,970	3,656	10,606	12,032

Total operating expenses	25,643	24,030	83,269	72,909

Income from operations	20,312	13,148	49,080	39,402
Other income (expense):
Interest income	3,864	1,201	9,747	3,339
Interest expense	(1,297)	—	(3,886)	—
Other income (loss), net	(306)	202	(57)	113

Income before income taxes	22,573	14,551	54,884	42,854
Provision for income taxes	5,211	3,410	12,732	10,000

Net income	$17,362	$11,141	$42,152	$32,854

Earnings per share of common stock
Basic	$0.77	$0.50	$1.86	$1.46

Diluted	$0.75	$0.49	$1.84	$1.45

Weighted - average shares outstanding:
Basic	22,660	22,476	22,615	22,433

Diluted	24,392	22,836	22,915	22,723

Cash dividends declared per common share	$0.20	$0.16	$0.60	$0.48

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

SELECTED NET SALES INFORMATION

(amounts in thousands)

(unaudited)

	For the three months ended				For the nine months ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
	$	%	$	%	$	%	$	%
Net Sales by Geography
Americas	$39,218	64%	$35,802	65%	$119,496	64%	$107,954	66%
Europe, Middle East and Africa	17,631	29%	15,001	28%	53,431	29%	44,694	27%
Asia Pacific	4,197	7%	4,016	7%	12,222	7%	11,498	7%

Total Net Sales	$61,046	100%	$54,819	100%	$185,149	100%	$164,146	100%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - SELECTED INFORMATION

(amounts in thousands, except per share amounts)

(unaudited)

	For the three months ended
	Reported September 30, 2025	ERTC Adjustment	Adjusted (Non-GAAP) September 30, 2025
Net sales	$61,046	$—	$61,046
Cost of sales	15,091	2,713	17,804

Gross profit	45,955	(2,713)	43,242
Gross margin	75.3%		70.8%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - SELECTED INFORMATION

(amounts in thousands, except per share amounts)

(unaudited)

	For the three months ended
	Reported	ERTC	Adjusted (Non-GAAP)
	September 30, 2025	Adjustment	September 30, 2025
Total operating expenses	25,643	667	26,310

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - SELECTED INFORMATION

(amounts in thousands, except per share amounts)

(unaudited)

	For the three months ended
	Reported	ERTC	Adjusted (Non-GAAP)
	September 30, 2025	Adjustment	September 30, 2025
Income from operations	20,312	(3,380)	16,932
Operating margin	33%		28%
Other income, net	2,261	(691)	1,570

Income before income taxes	22,573	(4,071)	18,502
Provision for income taxes	5,211	(885)	4,326

Net income	$17,362	$(3,186)	$14,176

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - SELECTED INFORMATION

(amounts in thousands, except per share amounts)

(unaudited)

	For the three months ended
	Reported	ERTC	Adjusted (Non-GAAP)
	September 30, 2025	Adjustment	September 30, 2025
Earnings per share of common stock
Basic	$0.77	$(0.14)	$0.63

Diluted	$0.75	$(0.13)	$0.62

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

ADJUSTED FULL YEAR GUIDANCE

(amounts in thousands, except per share amounts)

(unaudited)

	For the twelve months ended
	Full Year Guidance	ERTC	Adjusted (Non-GAAP)
	December 31, 2025	Adjustment	December 31, 2025
Net sales	$248,000	$—	$248,000
Gross margin	71.4%	-1.1%	70.3%
Income from operations	$67,100	$(3,380)	$63,720
Operating margin	27%	-1%	26%
Earnings per share of common stock
Diluted	$2.51	$(0.14)	$2.37

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(amounts in thousands)

(unaudited)

	For the three months ended		For the nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Reconciliation between GAAP and Non-GAAP Adjusted EBITDA
Net income as reported	$17,362	$11,141	$42,152	$32,854
Employee retention tax credit, net	(3,380)	—	(3,380)	—
Interest (income) expense, net	(2,567)	(1,201)	(5,861)	(3,339)
Amortization and depreciation expense	2,612	2,426	7,812	7,192
Provision for income taxes	5,211	3,410	12,732	10,000

Adjusted EBITDA	$19,238	$15,776	$53,455	$46,707

Adjusted EBITDA percentage increase		22%		14%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(amounts in thousands)

(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ended September 30, 2025
Net sales as reported	$61,046
Impact of currency exchange rate fluctuations	(950)

Adjusted net sales		$60,096
For the three months ended September 30, 2024
Net sales as reported	$54,819
Net impact of divestitures excluding currency	(1,316)

Adjusted net sales		$53,503

Adjusted net sales increase for the three months ended September 30, 2025		$6,593	12%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the three months ending December 31, 2025
Net sales per guidance (midpoint)	$62,800
Impact of currency exchange rate fluctuations	(1,231)

Adjusted projected net sales		$61,569
For the three months ended December 31, 2024
Net sales as reported	$55,717
Net impact of divestitures excluding currency	(989)

Adjusted net sales		$54,728

Adjusted projected net sales increase for the three months ending December 31, 2025		$6,841	13%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the year ending December 31, 2025
Net sales per guidance (midpoint)	$248,000
Impact of currency exchange rate fluctuations	(2,466)

Adjusted projected net sales		$245,534
For the year ended December 31, 2024
Net sales as reported	$219,863
Net impact of divestitures excluding currency	(3,265)

Adjusted net sales		$216,598

Adjusted projected net sales increase for the year ending December 31, 2025		$28,936	13%